Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2023
Employee and Director Benefit Programs
Employee and Director Benefit Programs

(12) Employee and Director Benefit Programs

The Bank has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Bank matched employee contributions to a maximum of 4.00% of annual compensation in 2021, 2022 and 2023. The Company’s contribution pursuant to this formula was approximately $759,000, $719,000 and $709,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Investments made available under the 401(k) plan are determined by a committee comprised of senior management. No investments in Company stock are available under the 401(k) plan. Contributions to the 401(k) plan are vested immediately.

In December 2001, the Company initiated a retirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries. Under the postretirement benefit plan, the Company purchased life insurance policies on the lives of the key officers and each director. The increase in cash surrender value of the policies constitutes the Company’s contribution to the postretirement benefit plan each year. Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $430,000, $369,000 and $447,000 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company paid medical benefits for certain retired employees through the first quarter of 2022. The Company did not incur any postretirement medical benefits expense in 2022 and 2021 due to an excess accrual balance.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2023	2022

Benefit obligation at beginning of period	$5,110	5,011
Service cost	363	325
Interest cost	70	63
Benefits paid	(275)	(289)

Benefit obligation at end of period	$5,268	5,110

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2023 and 2022 are shown in the following two tables:

(Dollars in thousands)
	2023	2022

Benefit obligation	$5,268	5,110
Fair value of plan assets	-	-

(Dollars in thousands)
	2023	2022

Funded status	$(5,268)	(5,110)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(5,268)	(5,110)

Unfunded accrued liability	$(5,268)	(5,110)
Intangible assets	-	-

Net amount recognized	$(5,268)	(5,110)

Net periodic benefit cost of the Company’s postretirement benefit plans for the years ended December 31, 2023, 2022 and 2021 consisted of the following:

(Dollars in thousands)
	2023	2022	2021

Service cost	$363	325	359
Interest cost	70	63	70

Net periodic cost	$433	388	429

Weighted average discount rate assumption used to determine benefit obligation	5.50%	5.50%	5.50%

The Company paid postretirement plan benefits totaling $275,000, $289,000 and $288,000 during the years ended December 31, 2023, 2022 and 2021, respectively. Information about the expected benefit payments for the Company’s postretirement benefit plan is as follows:

(Dollars in thousands)

Year ending December 31,
2024	$292
2025	$413
2026	$472
2027	$501
2028	$509
Thereafter	$7,469